                                                                   EXHIBIT 10.21



                                STATE OF HAWAII
                         BUSINESS REGISTRATION DIVISION
                  DEPARTMENT OF COMMERCE AND CONSUMER AFFAIRS
                          SECURITIES ENFORCEMENT UNIT



In the Matter of MTE/Triad, Inc.               )    CASE NOS. SEU-98-044 and
TrueVision Laser Centers of                    )    SEU-98-057
Honolulu, Inc., TrueVision                     )
Laser Centers, Inc., and                       )    SETTLEMENT AND CONSENT
John C. Homan                                  )    AGREEMENT



                        SETTLEMENT AND CONSENT AGREEMENT



    This Settlement and Consent Agreement ("Agreement") is hereby entered into as of this 14 day of February, 2000, by and among the parties named in the above caption, as the respondents (collectively "Respondents") and the Commissioner of Securities of the State of Hawaii ("Commissioner"), by and through the Securities Enforcement Unit thereof.



    WHEREAS, the Commissioner previously initiated a preliminary inquiry with respect to an offering and sale of certain promissory notes ("Notes") issued by MTE/Triad, Inc. ("MTE") to residents of the State of Hawaii; and



    WHEREAS, the Respondents have received informal requests from the Commissioner, from time to time, for information and documents with respect to the details of the Notes offering in Hawaii; and



    WHEREAS, the Respondents have provided information and documents to the Commission, have met personally with the Commissioner and the Securities Enforcement Unit; and



    WHEREAS, the Respondents and the Commissioner have reached an agreement in order to fully and finally resolve any and all issues presented by the Commissioner's preliminary inquiry referenced above, and by this Agreement, now enter into the following Agreement, as a bindings settlement and consent agreement between the Respondents and the Commissioner.



    1. That John C. Homan, in his capacities as an officer and director of MTE, TrueVision Laser Centers of Honolulu, Inc. and TrueVision Laser Centers, Inc., has the authority to enter into this Agreement for and on behalf of the corporate Respondents.



    2. That the Commissioner's preliminary inquiry contained in the above-referenced SEU case numbers, include allegations by the Commissioner with respect to MTE's offering of Notes conducted in the State of Hawaii in 1996 and 1997; allegations concerning the activities of TrueVision Laser Centers, Inc., TrueVision Laser Center of Honolulu, Inc., and John C. Homan, in violation of certain provisions of the Hawaii Uniform Securities Act, as amended ("Hawaii Act").



    3. That the Respondents have jointly and severally denied that the manner in which MTE offered and sold the Notes in the State of Hawaii, and TrueVision Laser Centers, Inc., TrueVision Laser Center of Honolulu, Inc., and
John C. Homan conducted their activities, in any manner, violated the Hawaii Act or any administrative rules promulgated thereunder.



    4. That by consenting to the terms and conditions of this Agreement, and by performing the conditions of this Agreement as described herein, the Respondents jointly and severally, neither admit nor deny the alleged claims or violations of the Hawaii Act that are contained in the Commissioner's inquiry as set forth in the above-referenced SEU case numbers, or any other inquiry initiated by the Commissioner prior to or after the date of this Agreement and which related to MTE's offer and sale of the Notes in Hawaii.

    5. That by entering into this Agreement, the Commissioner agrees that no finding, order, or determination has been reached or will be reached, as to any alleged violations by any of the Respondents of the Hawaii Act or any administrative rules promulgated thereunder which related to MTE's offer and sale of the Notes in Hawaii and the activities of TrueVision Laser
Centers, Inc., TrueVision Laser Center of Honolulu, Inc., and John C. Homan which is the subject of the Commissioner's preliminary inquiry.



    6. That by entering into this Agreement, the Respondents hereby agree to and do hereby immediately rescind all agreements, contracts, and Notes entered into as part of the MTE offer and sale of the Notes in Hawaii. As part of MTE's rescission, MTE shall pay all investors, as identified in Schedule A that is attached to and made a part of this Agreement, the amounts identified as "Total Amount Due" and payable to each investor. All payments shall be in the form of cashier's checks and shall be delivered concurrently with the execution of this Agreement to the Securities Enforcement Unit, Business Registration Division, Department of Commerce and Consumer Affairs, State of Hawaii, 250 South King Street, Suite 400, Honolulu, Hawaii, on or before Wednesday, February 16, 2000.



    7. That MTE hereby agrees to pay to the Commissioner the costs of the investigation of the MTE Notes offering undertaken by the Commissioner. Such payment is to be made by MTE contemporaneously with the execution of this Agreement, by cashier's check payable to the "Department of Commerce and Consumer Affairs Compliance Resolution Fund" in the amount of THIRTY THOUSAND DOLLARS ($30,000.00), and is to be made no later than Wednesday, February 16, 2000.



    8. That by execution of this Agreement, the Commissioner does hereby acknowledge receipt from MTE of the rescission payments and the costs of the Commissioner's investigation as provided in paragraphs 6 and 7 of this Agreement.



    9. That by entering into this Agreement, all claims, allegations, violations, causes of action, administrative actions or sanctions, fines, penalties, costs and reimbursements of any nature, arising under the Hawaii Act and which relate to MTE's offer and sale of the Notes in Hawaii and the activities of TrueVision Laser Centers, Inc., TrueVision Laser Center of Honolulu, Inc., and John C. Homan which is the subject of the Commissioner's preliminary inquiry, are hereby forever released and forever barred, by the Commissioner as against all Respondents named above that are signatories to this Agreement. This Agreement shall not preclude or prevent in any way the imposition of other sanctions or actions against the Respondents for violations of the Hawaii Act that do NOT relate to MTE's offer and sale of the Notes in Hawaii and the activities of TrueVision Laser Centers, Inc., TrueVision Laser Center of Honolulu, Inc., and John C. Homan which is the subject of the Commissioner's preliminary inquiry. Entering into this Agreement shall not preclude or prevent in any way the imposition of sanctions or actions against other parties not named in this Agreement for violations of the Hawaii Act.

    IN WITNESS WHEREOF, the Commissioner and each of the Respondents, hereby enter into this Agreement as of the date first above written.



Office of the Commissioner,                        MTE/TRIAD, INC.
Department of Commerce and
Consumer Affairs
State of Hawaii

/s/ MICHAEL S. MORIYAMA                            /s/ JOHN C. HOMAN
-------------------------------------------        -------------------------------------------
Michael S. Moriyama                                By: John C. Homan, President
Securities Enforcement Attorney
Department of Commerce and
Consumer Affairs, State of Hawaii

                                                   TRUEVISION LASER CENTERS OF
                                                   HONOLULU, INC.
                                                   /s/ JOHN C. HOMAN
                                                   -------------------------------------------
                                                   By: John C. Homan, President

                                                   TRUEVISION LASER CENTERS, INC.
                                                   /s/ JOHN C. HOMAN
                                                   -------------------------------------------
                                                   By: John C. Homan, President

                                                   /s/ JOHN C. HOMAN
                                                   -------------------------------------------
                                                   John C. Homan, individually

                                   SCHEDULE A



                                In The Matter Of
 MTE/Triad, Inc.; TrueVision Laser Centers of Honolulu, Inc.; TrueVision Laser
                        Centers, Inc.; and John C. Homan
                     Case Numbers SEU-98-044 and SEU-98-057



            PRINCIPAL AND INTEREST CALCULATION FOR DEBENTURE HOLDERS


                                                                                      11.5% INTEREST
                                                     DATE OF    AMOUNT OF    ---------------------------------
                       INVESTORS                     DEP/INVT   INVESTMENT     1996        1997        1998
     ---------------------------------------------   --------   ----------   ---------   ---------   ---------
1.   Dr. George Plechaty..........................   11/27/96   $ 5,000.00   $   53.42   $  575.00   $  575.00
2.   Dr.Candace Furubayashi.......................   12/12/96   $ 5,000.00   $   29.85   $  575.00   $  575.00
3.   Dr. Peggy Liao...............................   12/12/96   $ 5,000.00   $   29.85   $  575.00   $  575.00
4.   Honolulu Medical Group, Inc..................    9/27/96   $ 5,000.00   $  149.25   $  575.00   $  575.00
5.   Honolulu Medical Group, Inc..................   12/12/96   $ 5,000.00   $   29.85   $  575.00   $  575.00
6.   Thomas H. Maeda, Jr..........................    9/27/96   $ 5,000.00   $  149.25   $  575.00   $  575.00
7.   Jon Portis MD Inc............................    9/27/96   $ 5,000.00   $  149.25   $  575.00   $  575.00
     Shigemi Sugiki MD
8.   Dr. Calvin M. Mura...........................    9/27/96   $ 5,000.00   $  149.25   $  575.00   $  575.00
9.   Dr. Workister Lee............................   11/27/96   $ 5,000.00   $   53.42   $  575.00   $  575.00
10.  Dr. Stephen Clason...........................   10/31/96   $ 5,000.00   $  127.25   $  575.00   $  575.00
11.  Maui Medical Group...........................   10/11/96   $ 5,000.00   $  127.25   $  575.00   $  575.00
     (Dr. Clifford Rhodes)
12.  Dr. Malcolm Ing..............................   10/10/96   $ 5,000.00   $  128.83   $  575.00   $  575.00
13.  Dr. Gilbert Yamamoto.........................     3/2/97   $ 5,000.00   $    0.00   $  124.45   $  575.00
14.  Dr. Tyrle Lee Jenkins........................    9/27/96   $ 5,000.00   $  149.25   $  575.00   $  575.00
                                                                ----------   ---------   ---------   ---------
     TOTALS.......................................              $70,000.00   $1,325.97   $7,589.45   $8,050.00
                                                                ==========   =========   =========   =========

        11.5% INTEREST
     --------------------     TOTAL
       1999       2000*     AMOUNT DUE
     ---------   --------   ----------
1.   $  575.00   $ 70.70    $ 6,849.12
2.   $  575.00   $ 70.70    $ 6,825.55
3.   $  575.00   $ 70.70    $ 6,825.55
4.   $  575.00   $ 70.70    $ 6,944.95
5.   $  575.00   $ 70.70    $ 6,825.55
6.   $  575.00   $ 70.70    $ 6,944.95
7.   $  575.00   $ 70.70    $ 6,944.95

8.   $  575.00   $ 70.70    $ 6,944.95
9.   $  575.00   $ 70.70    $ 6,849.12
10.  $  575.00   $ 70.70    $ 6,922.95
11.  $  575.00   $ 70.70    $ 6,922.95

12.  $  575.00   $ 70.70    $ 6,924.53
13.  $  575.00   $ 70.70    $ 6,345.15
14.  $  575.00   $ 70.70    $ 6,944.95
     ---------   -------    ----------
     $8,050.00   $989.80    $96,015.22
     =========   =======    ==========



    * Calculated to February 14, 2000